UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

1290 FUNDS®

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

1290 FUNDS®

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 23, 2023

URGENT: Your vote is needed today!

Dear Shareholder,

You have previously received proxy materials in connection with the Special Meeting of Shareholders of 1290 Funds (the “Trust”) to be held on October 23, 2023, at 10:00 a.m. ET. The meeting is quickly approaching, and our records indicate that we have not yet received your vote.

THE TRUST’S BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL ON WHICH YOU HAVE BEEN ASKED TO VOTE

Voting now helps minimize additional costs to the funds, avoids additional mailings,

and eliminates phone calls to shareholders.

The Proxy Statement, dated August 28, 2023, we previously sent you contains important information regarding the proposals on which you and other shareholders have been asked to vote. A copy of the Proxy Statement may be viewed or downloaded at the website listed on the enclosed proxy voting card. If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare, the Trust’s proxy solicitor, toll-free at 1-866-456-7052.

For your convenience, please utilize any of the following methods to submit your vote:

1.	Vote on the Internet.

Visit the website noted on the enclosed proxy voting card and follow the instructions. Available 7 days a week, 24 hours a day.

2.	Vote by Phone.

Call the toll-free number printed on the enclosed proxy voting card and follow the automated instructions. Available 7 days a week, 24 hours a day.

3.	Speak with a Proxy Specialist.

Call 1-866-456-7052 with any questions. Specialists can assist with voting.

Available Monday to Friday from 9 a.m. to 11 p.m. ET and Saturday from 12 p.m. to 6 p.m. ET.

4.	Vote by Mail.

Mail your signed proxy voting card in the postage-paid envelope included with your proxy materials.

Thank you for your prompt attention to this matter and your continued confidence in Equitable Investment Management, LLC. If you have already voted, we appreciate your participation, and you may disregard this reminder.

1290 FUNDS
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours a day

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours a day

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS	FUNDS / PORTFOLIOS
1290 Diversified Bond Fund	1290 Essex Small Cap Growth Fund	1290 GAMCO Small/Mid Cap Value Fund
1290 High Yield Bond Fund	1290 Loomis Sayles Multi-Asset Income Fund	1290 Multi-Alternative Strategies Fund
1290 Retirement 2020 Fund	1290 Retirement 2025 Fund	1290 Retirement 2030 Fund
1290 Retirement 2035 Fund	1290 Retirement 2040 Fund	1290 Retirement 2045 Fund
1290 Retirement 2050 Fund	1290 Retirement 2055 Fund	1290 Retirement 2060 Fund
1290 SmartBeta Equity Fund		

DO NOT TEAR

PROXY CARD

1290 FUNDS
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 23, 2023

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF 1290 FUNDS (the "Trust") on behalf of the Trust's funds. The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Brian Walsh, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the "Meeting"), as described in the Proxy Statement dated August 28, 2023 (the "Proxy Statement"), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. **Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposals.**

Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

RET_33433_082823
PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals THE BOARD OF TRUSTEES OF 1290 FUNDS (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS:

1. Elect the Board of Trustees of the Trust:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Mark A. Barnard	02. Michael B. Clement	03. Donald E. Foley	04. Patricia M. Haverland	☐	☐	☐
05. Marcia Haydel	06. Steven M. Joenk	07. Kimberly Thompson Laughton	08. H. Thomas McMeekin			
09. Jeffery S. Perry	10. Gary S. Schpero	11. Kathleen Stephansen				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.____

2. Approve a new Investment Sub-Advisory Agreement between Equitable Investment Management, LLC and American Century Investment Management, Inc. with respect to the 1290 Retirement 2060 Fund.

	FOR	AGAINST	ABSTAIN
1290 Retirement 2060 Fund	☐	☐	☐

3. Approve changing the 1290 Retirement 2060 Fund from a diversified fund to a non-diversified fund.

	FOR	AGAINST	ABSTAIN
1290 Retirement 2060 Fund	☐	☐	☐

4. Approve a "manager-of-managers" policy for the 1290 Retirement Funds to permit Equitable Investment Management, LLC, subject to Board approval, to enter into or materially amend agreements with unaffiliated investment sub-advisers without obtaining shareholder approval.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 1290 Retirement 2020 Fund	☐	☐	☐	02 1290 Retirement 2025 Fund	☐	☐	☐
03 1290 Retirement 2030 Fund	☐	☐	☐	04 1290 Retirement 2035 Fund	☐	☐	☐
05 1290 Retirement 2040 Fund	☐	☐	☐	06 1290 Retirement 2045 Fund	☐	☐	☐
07 1290 Retirement 2050 Fund	☐	☐	☐	08 1290 Retirement 2055 Fund	☐	☐	☐
09 1290 Retirement 2060 Fund	☐	☐	☐				

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

The approval of any one proposal is not contingent on the approval of any other proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 23, 2023.
The Notice of Special Meeting and the Proxy Statement for the Meeting are available at:
https://www.proxy-direct.com/eqt-33433

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS.

B Authorized Signatures — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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